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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 30, 2004


                            LINDSAY MANUFACTURING CO.
             (Exact name of registrant as specified in its charter)


       Delaware                        1-13419                  47-0554096
------------------------          ----------------        ----------------------
(State of Incorporation)          (Commission File            (IRS Employer
                                       Number)            Identification Number)


            2707 North 108th Street
                   Suite 102
                Omaha, Nebraska                                    68164
   ----------------------------------------                     ----------
   (Address of principal executive offices)                     (Zip Code)


                                 (402) 428-2131
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On August 30, 2004, David B. Downing was appointed Vice President and Chief Financial Officer of Lindsay Manufacturing Co. (the "Company"), responsible for accounting and finance, human resources and information technologies. Mr. Downing succeeds Bruce C. Karsk, who will continue as Executive Vice President, Treasurer and Secretary of the Company.

         Mr. Downing, age 49, most recently served as the President, since January 2004, of FPM L.L.C., a heat-treating company based in Elk Grove Village, Illinois, after joining the company in January 2001 as Vice President and Chief Financial Officer. Previously, Mr. Downing served as Vice President and Controller for Thermo-King, which manufactured transport refrigeration equipment, from July 1998 to December 2000, and for Production Equipment Group, which manufactured tools, pneumatic products and automated assembly equipment, from May 1995 to June 1998, both of which are affiliates of Ingersoll-Rand Company. He has also held financial positions with Trinova Corporation and Union Pacific Corporation. Mr. Downing completed and obtained his bachelor's degree in management and M.B.A. from the University of Nebraska in Lincoln, Nebraska.

         Mr. Downing (i) will receive an annual base salary of $210,000; (ii) is eligible to receive a target bonus equal to 35% of his base salary and a maximum bonus of up to 200% of his target bonus; and (iii) has been granted stock options to acquire 7,500 shares of the Company's common stock. The stock options have an exercise price of $24.70, the closing price on August 30, 2004, the date of grant, and will vest over a five-year period (20% each year). The Company and Mr. Downing have not entered into a written agreement concerning his employment as Vice President and Chief Financial Officer. Mr. Downing has entered into an Indemnification Agreement with the Company in the form attached as Exhibit 10(c) to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 25, 2003 (Commission File No. 001-13419).

         Mr. Karsk, age 52, joined the Company in 1979 and has served as Chief Financial Officer, Vice President-Finance, Treasurer and Secretary. In his new position, Mr. Karsk will oversee Irrigation Specialists, a Company-owned dealership located in Pasco, Washington. Mr. Karsk will also play a role in leading the Company's ongoing acquisition activities, and will retain responsibility for investor relations.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 3, 2004                       LINDSAY MANUFACTURING CO.


                                                By:  /s/ Bruce C. Karsk
                                                     ---------------------------
                                                     Bruce C. Karsk,
                                                     Executive Vice President